UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 1, 2011   (February 25, 2011)

Fifth Street Finance Corp.
(Exact name of registrant as specified in its charter)

Delaware	1-33901	26-1219283
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 Bank Street, 12th Floor, White Plains, NY	10606
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (914) 286-6800

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On February 25, 2011, Fifth Street Finance Corp. amended its three-year credit facility with Wells Fargo Bank, N.A. The interest rate of the facility was reduced to LIBOR plus 3.0% per annum, with no LIBOR floor. In addition, the maturity date of the facility was extended to February 25, 2014.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated February 28, 2011

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fifth Street Finance Corp. (Registrant)
March 1, 2011 (Date)	/s/ BERNARD D. BERMAN Bernard D. Berman President

Exhibit Index
99.1	Press release dated February 28, 2011